                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BF ENTERPRISES, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              BF ENTERPRISES, INC.
                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 -------------

                                   TO BE HELD
                              MONDAY, MAY 22, 1995
                                   9:30 A.M.

To the Stockholders:

    The annual meeting of stockholders of BF ENTERPRISES, INC. will be held at 9:30 a.m. on Monday, May 22, 1995, at the Avila Golf & Country Club, 943 Guisando de Avila, Tampa, Florida. The meeting will be held for the following purposes:

        1. To elect four directors to hold office until the next annual meeting of stockholders or until their successors are elected. The present Board of Directors intends to nominate for election as directors: Brian P. Burns, Ralph T. McElvenny, Jr., Charles E.F. Millard and Paul Woodberry.

        2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

    Only stockholders of record at the close of business on April 6, 1995 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JOHN M. PRICE, SECRETARY
San Francisco, California
April 18, 1995

                                  --IMPORTANT--
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                              BF ENTERPRISES, INC.
                                  ------------

                                PROXY STATEMENT
                                 -------------

                                  INTRODUCTION

    The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the "Board") of BF Enterprises, Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 100 Bush Street, Suite 1250, San Francisco, California 94104. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the Company's stockholders is April 18, 1995. The proxy is solicited for use at the annual meeting of stockholders (the "Meeting") to be held at 9:30 a.m. on Monday, May 22, 1995, at the Avila Golf & Country Club, 943 Guisando de Avila, Tampa, Florida.

    Only holders of record of the Company's $.10 par value common stock ("Common Stock") on April 6, 1995 will be entitled to vote at the Meeting and any adjournment or postponement of the Meeting. At the close of business on April 6, 1995, there were 3,799,393 shares of Common Stock outstanding. Each stockholder will be entitled to one vote per share of Common Stock held on each proposal considered at the Meeting. A majority of the outstanding shares of Common Stock will constitute a quorum at the Meeting. Shares of Common Stock held by persons who abstain from voting and broker "non-votes" will be counted in determining whether a quorum is present at the Meeting.

    A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person.

    The cost of soliciting proxies will be borne by the Company. Solicitations may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Solicitation by such persons will be made on a part-time basis, and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

    The  Company  meets  the  definition  of  a  small  business  issuer   under
regulations promulgated by the Securities and Exchange Commission (the "SEC").

                      NOMINATION AND ELECTION OF DIRECTORS

NOMINEES OF THE PRESENT BOARD OF DIRECTORS

    The full Board of Directors, consisting of four directors, will be elected at the Meeting to hold office until the next annual meeting or until the directors' successors are elected. It is intended that the proxies will be voted for the election of the four nominees named below. All four of the nominees are presently directors of the Company. The present term of office of all directors will expire upon election of directors at the Meeting.

    The proxies cannot be voted for more than four persons. Should any nominee become unavailable to serve as a director for any reason, proxies will be voted for the balance of those named and such substitute nominee as may be selected by the Board. The Board does not expect any nominee to become unavailable. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is necessary to elect each nominee. Proxies solicited by the Board will be voted "FOR" the election of the four nominees named below unless stockholders specify in their proxies to the contrary. Shares of Common Stock held by persons who abstain from voting and broker non-votes will not be voted for or against any of the nominees. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting for the election of directors, but broker non-votes will not be counted for this purpose.

    The following table lists the name and age of each person nominated by the Board for election as a director and all positions and offices with the Company held by the nominee.

                                                                         POSITION WITH THE COMPANY
                     NAME                            AGE                  IN ADDITION TO DIRECTOR
- - -----------------------------------------------      ---      -----------------------------------------------
Brian P. Burns.................................          58        Chairman of the Board, President and
                                                                          Chief Executive Officer
Ralph T. McElvenny, Jr.........................          53
Charles E.F. Millard...........................          62
Paul Woodberry.................................          67         Executive Vice President and Chief
                                                                             Financial Officer

    Messrs. Burns and Woodberry were first elected to office in May 1987, and Messrs. McElvenny and Millard have served as directors of the Company since June 1987.

    Mr. Burns has been Chairman of the Board of Directors and Chief Executive Officer of the Company since May 1987, and President since March 1988.

    Mr. McElvenny  has  been  Chairman  of the  Board  of  Directors  and  Chief
Executive Officer of Golden Oil Company ("Golden"), a natural resources exploration and production company with principal offices in Houston and Tulsa, and predecessor companies since 1983. He also served as Chief Executive Officer of Cobb Resources Corporation ("Cobb"), an oil and gas exploration and production company in which Golden is a substantial shareholder, from October 1990 until March 1992, when Cobb shareholders approved the sale of Cobb's oil and gas assets to Golden. For more than the past five years Mr. McElvenny also has been Chairman of the Board of Directors and Chief Executive Officer of USR Industries, Inc., a diversified holding company based in Houston.

    Mr. Millard has been managing partner of Millard/O'Reilly Enterprises, a Fairfield, Connecticut firm engaged in real estate, investments and consulting since January 1988. From August 1986 until September 1990 he served as Chairman of the Board of Directors and Chief Executive Officer of Premium Beverages Inc., a soft drink distribution company located in Fairfield, Connecticut. Mr. Millard also is Chairman of the Board of Lance Co., a privately held company which produces and sells collectibles.

    Mr. Woodberry has been Executive Vice President and Chief Financial Officer of the Company since May 1987, and served as Treasurer of the Company from May 1987 to May 1992. Since February 1991 he has been a consultant to Alleghany Corporation, an asset management company based in New York, or certain of its subsidiaries, and since June 1991 has devoted a majority of his time to such activities. He is a director of Alleghany Corporation and certain subsidiaries of Alleghany Corporation, including World Minerals Inc., URC Holdings Corporation, Harborlite Corporation and Alleghany Properties, Inc.

THE BOARD AND COMMITTEES

    The Board of Directors has standing Audit, Compensation and Executive Committees. The Board currently has no standing nominating committee.

    The Audit Committee, presently composed of Messrs. McElvenny (Chairman) and Millard, met once during 1994. In addition, members of the Audit Committee met from time to time with the Company's internal finance and accounting staff and with representatives of Arthur Andersen LLP, the Company's independent auditors. The function of the Audit Committee is to recommend to the full Board of Directors the firm to be retained by the Company as its independent auditors, to consult with the auditors with regard to the scope of audit practices and the plan of audit, the results of the audit and the audit report, and to confer with the auditors with regard to the adequacy of internal accounting controls.

    The Compensation Committee, presently composed of Messrs. Millard (Chairman) and McElvenny, met once during 1994. In addition, Mr. Millard, as Chairman, met from time to time with the Chairman of the Board to review and consider various compensation matters. The function of the Compensation Committee is to recommend to the full Board of Directors compensation arrangements for the Company's senior management and the adoption of any compensation plans in which officers and directors are eligible to participate, and to review and advise the full Board of Directors with respect to trends in management compensation.

    The Executive Committee, presently composed of Messrs. Burns (Chairman), McElvenny and Millard, did not meet during 1994. The Executive Committee has all of the powers of the Board of Directors, with certain specific exceptions required by Delaware law.

    The Board had four regular meetings during 1994. Each director attended all of the meetings of the Board and of the committees of the Board on which he served.

EXECUTIVE OFFICERS

    The executive officers of the Company are:

           NAME                  AGE                                    OFFICE
- - ---------------------------      ---      ------------------------------------------------------------------
Brian P. Burns.............          58   Chairman of the Board, President and Chief Executive Officer
Paul Woodberry.............          67   Executive Vice President and Chief Financial Officer
Stuart B. Aronoff..........          62   Senior Vice President--Operations and Assistant Secretary
John M. Price..............          58   Senior Vice President, General Counsel, Secretary and Treasurer
S. Douglas Post............          54   Vice President and Controller

    Mr. Aronoff has been Senior Vice President--Operations and Assistant Secretary of the Company since May 1987.

    Mr. Price has been Senior Vice President, General Counsel and Secretary of the Company since May 1987, and Treasurer since May 1992.

    Mr. Post has been Vice President of the Company since July 1991 and Controller since May 1987.

    All of the executive officers serve at the pleasure of the Board of Directors, subject to the terms of employment agreements relating to certain of such officers; see "Compensation of Executive Officers and Directors--Employment Contract, Termination of Employment and Change in Control Arrangements" below.

                           BENEFICIAL STOCK OWNERSHIP

    The following table sets forth information as of March 15, 1995 concerning beneficial ownership of Common Stock, the Company's only class of equity securities currently outstanding, by (i) the only persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock, (ii) all directors, (iii) the Chief Executive Officer and (iv) all directors and executive officers as a group.

                                                                                       SHARES OF
                                                                                      COMMON STOCK       PERCENT OF
                                    NAME OF                                           BENEFICIALLY         COMMON
                                BENEFICIAL OWNER                                        OWNED(1)            STOCK
- - --------------------------------------------------------------------------------  --------------------  -------------
Brian P. Burns..................................................................         1,691,338(2)          42.0%(2)
  100 Bush Street
  San Francisco, CA 94104
Frederick P. Furth .............................................................           690,000(3)          18.2%(3)
  201 Sansome Street
  San Francisco, CA 94104
NationsBank Corporation ........................................................           272,434(4)           7.2%(4)
  NationsBank Plaza
  Charlotte, NC 28255
N.B. Holdings Corporation
  NationsBank Plaza
  Charlotte, NC 28255
NationsBank, N.A.
  6610 Rockledge Drive
  Bethesda, MD 20817
NationsBank Trust Company, N.A.
  1501 Pennsylvania Avenue, NW
  Washington, DC 20013
Jeffrey T. and Karen T. Nebel ..................................................           233,050              6.1%
  2865 Washington Street
  San Francisco, CA 94115
J. Stephen Schaub ..............................................................           202,504(5)           5.3%(5)
  West 601 Main
  Spokane, WA 99201
Thomas Nebel ...................................................................           200,090(6)           5.3%(6)
  1710 Bellevue Way, N.E.
  Bellevue, WA 98004
Ralph T. McElvenny, Jr..........................................................            16,750(7)(8)       *
Charles E.F. Millard............................................................            33,350(7)(9)       *
Paul Woodberry..................................................................           145,588(10)          3.8%
All directors and executive officers as a group
  (7 persons)(2)(7)(8)(9)(10)(11)...............................................         2,215,695             52.2%

- - ------------------------
* Less than 1%

(1) Named persons have sole voting and investment power, except as otherwise indicated.
(2) Includes 224,000 shares subject to presently exercisable options. Also includes 678,200 shares owned by Frederick P. Furth, as to which Mr. Burns holds an irrevocable proxy until May 31, 1996 and as to which Mr. Burns disclaims beneficial ownership. Excludes all shares now or hereafter owned by Messrs. Thomas Nebel, Paul Woodberry, Stuart Aronoff and John Price and five others as to which shares Mr. Burns has rights of first refusal with respect to any future sales. An aggregate of at least 450,147 of the outstanding shares of Common Stock currently are subject to these rights.
(3) Includes 11,800 shares owned by the Furth Foundation, a charitable foundation of which Mr. Furth is Chairman of the Board of Directors, as to which shares Mr. Furth has shared voting and dispositive powers. Mr. Furth has granted Mr. Burns an irrevocable proxy to vote all his shares
     (excluding shares held by  the Furth Foundation)  during the period  ending
     May 31, 1996.
(4) Shares held in various fiduciary accounts of NationsBank Corporation and its affiliated holding companies and banks, N.B. Holdings Corporation, NationsBank, N.A. and NationsBank Trust Company, N.A., as to which shares
     NationsBank Corporation and those affiliated holding companies and banks have either sole voting power (for 104,365 shares) or sole dispositive power (for 168,069 shares).
(5) Includes 19,000 shares as to which Mr. Schaub has shared voting and dispositive powers.
(6) Includes 50,528 shares as to which Mr. Nebel has shared voting and dispositive powers with his wife.
(7)  Includes 6,250 shares subject to presently exercisable options.
(8) Includes 8,500 shares owned by a company of which Mr. McElvenny is Chairman of the Board of Directors and Chief Executive Officer, as to which shares
     Mr. McElvenny has shared voting and dispositive powers.
(9) Includes 1,400 shares held in a deferred compensation account by a company of which Mr. Millard was formerly Chairman of the Board of Directors and Chief Executive Officer, as to which shares Mr. Millard disclaims present beneficial ownership.
(10) Consists of (i) 108,088 shares owned by a trust of which Mr. Woodberry and his wife are co-trustees, in which capacities Mr. and Mrs. Woodberry share voting and investment power with respect to all such shares, and (ii)
     37,500 shares subject to a presently exercisable option.
(11) Includes (i) 169,000 shares subject to presently exercisable options, in addition to those described in the foregoing footnotes, held by three executive officers, and (ii) 105,900 shares owned by a trust of which one of those officers and his wife are co-trustees, in which capacity they share voting and investment power with respect to all of such shares, and 700 shares owned by the wife of that officer, as to which shares the officer disclaims beneficial ownership.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The following table sets forth the total compensation that the Company paid or accrued to its Chief Executive Officer, Brian P. Burns, during fiscal years 1992, 1993 and 1994. No other executive officer of the Company received salary and bonus in excess of $100,000 for services rendered in all capacities to the Company during 1994.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION
                                         -------------------------            LONG-TERM COMPENSATION
                                                                    -------------------------------------------
                                                                               AWARDS                PAYOUTS
                                                                    ----------------------------  -------------
                                                           OTHER                     SECURITIES                     ALL
                                                           ANNUAL     RESTRICTED     UNDERLYING                    OTHER
                                                          COMPEN-        STOCK        OPTIONS/        LTIP        COMPEN-
                                          SALARY   BONUS   SATION       AWARDS          SARS         PAYOUTS      SATION
NAME AND PRINCIPAL POSITION        YEAR    ($)      ($)     ($)           ($)            (#)           ($)        ($)(1)
- - ---------------------------------  ----  --------  -----  --------  ---------------  -----------  -------------  ---------
Brian P. Burns                     1994  $180,000   --      --            --             --            --        $  15,000
 Chairman of the Board,            1993   180,000   --      --            --             80,000        --           18,000
 President and Chief               1992   180,000   --      --            --             --            --           --
 Executive Officer

- - ------------------------
(1) Amounts accrued in 1994 and 1993 and paid in 1994 and 1995, respectively, on behalf of Mr. Burns as fully vested contributions to the Company's Profit Sharing Plan, a defined contribution plan.
(2) Does not include the value of restricted stock issued in January 1995, pursuant to the Company's 1993 Long-Term Equity Incentive Plan, to Mr. Burns (15,000 shares) and to the Company's other four executive officers (aggregating 26,000 shares).

STOCK OPTIONS

    The following table sets forth certain information regarding unexercised stock options held by the Company's Chief Executive Officer, Mr. Burns, as of December 31, 1994. Mr. Burns was not granted any options, and did not exercise any options, during 1994.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                              NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                OPTIONS/SARS AT             IN-THE-MONEY OPTIONS/SARS
                                               FISCAL YEAR-END(#)             AT FISCAL YEAR-END($)
                                        --------------------------------  ------------------------------
                 NAME                   EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
- - --------------------------------------  -----------  -------------------  -----------  -----------------
Brian P. Burns                             224,000                0       $   362,000            n/a

EMPLOYMENT CONTRACT, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

    Brian P. Burns, Chairman of the Board, President and Chief Executive Officer, has an employment agreement with the Company terminating December 31, 1997, pursuant to which Mr. Burns receives a salary of $180,000 per year. Under his employment agreement, Mr. Burns also is eligible to receive an annual bonus not exceeding his base salary, although he did not receive a bonus for 1992, 1993 or 1994. The amount of any bonus is determined by the Board of Directors in its sole discretion. In the event Mr. Burns's employment is terminated involuntarily other than for cause, or voluntarily within thirty days following a change in control of the Company, Mr. Burns will be paid, at his election, either (i) his salary, at the rate in effect on the date of termination, plus an equal amount annually in lieu of a bonus, through the stated expiration date of his agreement, or (ii) the present value of such payments, subject in either case to the limitation that Mr. Burns will not receive any amount that would not be deductible by the Company under applicable provisions of the Internal Revenue Code of 1986, as amended.

COMPENSATION OF DIRECTORS

    Each director of the Company who is not also an employee of the Company receives an annual fee of $10,000 for services as a director and $750 for each board meeting attended. Outside directors also receive annual fees of $2,500 as chairman and $1,500 as a member of the Executive, Audit and Compensation Committees. Directors receive reimbursement for travel and other expenses directly related to activities as directors, and outside directors receive an additional $500 for each board meeting they attend which is held more than three hours' air travel from their residences.

    The Company's 1994 Stock Option Plan for Outside Directors (the "1994 Plan") provides for the periodic, automatic granting of non-qualified stock options to non-employee directors of the Company. Upon approval of the 1994 Plan by the Company's stockholders, on May 5, 1994, each of the Company's two current non-employee directors, Messrs. McElvenny and Millard, received a non-qualified option pursuant to the 1994 Plan to purchase 5,000 shares of Common Stock with an exercise price of $3.875 per share, the fair market value of Common Stock on that date. Each person who subsequently becomes a non-employee director will be granted an option for 5,000 shares of Common Stock on the date of his or her election or appointment. Each non-employee director also will receive a non-qualified option for 2,000 shares of Common Stock on the date of each annual meeting of stockholders, including the Meeting, at which he is reelected a non-employee director. All options granted under the 1994 Plan have an exercise price equal to the fair market value of Common Stock on the grant date, have a term of ten years and one day and vest at the rate of 25% per year for each of the first four years, except that upon the death, disability or retirement of a non-employee director, or upon a director's failure to win reelection after nomination at the recommendation of the Board of Directors, or upon a change of control (as defined in the 1994 Plan), all options vest automatically and immediately. All options held by a director terminate on the date that such individual ceases to be a director, provided that all options vested and exercisable on that date may be exercised for a period of up to one year following termination or, in the case of termination by reason of death, disability, retirement or failure to win reelection, as described above, for a period of three years. A total of 100,000 shares of Common Stock has been authorized for issuance under the 1994 Plan.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own ten percent or more of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and ten percent or more stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required, during the fiscal year ended December 31, 1994, all officers, directors, and ten percent stockholders complied with all Section 16(a) filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, independent public accountants, has acted as the Company's auditors since 1987, and the Board intends to reappoint Arthur Andersen LLP to audit the books, records and accounts of the Company for the year ending December 31, 1995. Representatives of that firm will be present at the Meeting with the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

                              ANNUAL REPORT TO SEC

    STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE YEAR ENDED DECEMBER 31, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SHOULD ADDRESS A WRITTEN REQUEST TO:
SECRETARY, BF ENTERPRISES, INC., 100 BUSH STREET, SUITE 1250, SAN FRANCISCO, CA 94104. EXHIBITS TO THAT REPORT ARE AVAILABLE UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE EQUAL TO THE COMPANY'S COSTS OF COPYING AND MAILING SUCH EXHIBITS.

                             STOCKHOLDER PROPOSALS

    To   be  considered  for   presentation  at  the   1996  Annual  Meeting  of
Stockholders, a stockholder proposal must be received at the offices of the Company not later than December 20, 1995.

                                 OTHER MATTERS

    The proxy holders are authorized to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment or postponement of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JOHN M. PRICE, SECRETARY
San Francisco, California
April 18, 1995

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, POST-PAID ENVELOPE.

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

                              BF ENTERPRISES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Brian P. Burns and John M. Price, or either of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of BF Enterprises, Inc. (the "Company") to be held on May 22, 1995 at 9:30 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held on record by the undersigned on April 6, 1995, as directed below, and in their discretion upon such other matters as may come before the meeting.

                          (TO BE SIGNED ON REVERSE SIDE)

Please sign, date and return this proxy promptly in the enclosed envelope, which requires no postage.

                                                                     SEE REVERSE
                                                                         SIDE

/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1.

                  For    Withheld  NOMINEES: Brian P. Burns, Ralph T.
1.  Election of   / /      / /               McElvenny, Jr., Charles E.F.
    Directors                                Millard and Paul Woodberry

For, except vote withheld from
the following nominee(s):

_______________________________





SIGNATURE(S)________________________________________________ DATE _______

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.